

                                                                                                                      MORGAN STANLEY
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07/14/2005 11:38:39 CARVE Version 47.0  /u/dsouzad/deal/top19/050714/top19.050714.carve
MSC MSC             SERIES 2005-TOP19 FITCH/S&P      CLASS A4B
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Class              A4B             Settlement Date    07/28/2005 Coupon           4.91900               Cusip            N/A
Original Balance   88,050,000.00   Dated Date         07/01/2005 Delay            11                    Yield Table Date 07/14/2005
Current Balance    88,050,000.00   First Payment Date 08/12/2005 Lead Manager     Morgan Stanley & Co.  Yield Frequency  SemiAnnual
Credit Rating      AAA/Aaa         Next Payment Date  08/12/2005 Orig Deal Size   1,228,438,747.44      Yield Day Count  30/360
Market Desc        N/A             Payment Freq       Monthly    Num of Tranches  34
Factor             1.00000000      Interest Freq      Monthly    Deal Age          0




PREPAY                             CPR 0      (!YM) CPR 50    (!YM) CPR 100     CPR 50        (!YM) CPR 100  (!YM) CPR 100
DEFAULT                                                                                       CDR 0  24      CDR 0   24
                                                                                              2              4
ADVANCES                                                                                      YES            YES
RECV MNTH                                                                                     12             12
RECV DISTR                                                                                    100 1          100 1
LOSSES                                                                                        0.35           0.35
BALL EXT
----------------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------------

                   99.9188           4.9607          4.9607        4.9606        4.9607         4.9606           4.9606
                   99.9813           4.9526          4.9526        4.9524        4.9525         4.9524           4.9524
                  100.0438           4.9445          4.9445        4.9442        4.9444         4.9441           4.9442
                  100.1063           4.9364          4.9364        4.9360        4.9362         4.9359           4.9360
                  100.1688           4.9283          4.9283        4.9278        4.9281         4.9278           4.9279
                  100.2313           4.9202          4.9202        4.9196        4.9200         4.9196           4.9197
                  100.2938           4.9121          4.9121        4.9114        4.9119         4.9114           4.9115
                  100.3563           4.9041          4.9041        4.9033        4.9037         4.9032           4.9034
                  100.4188           4.8960          4.8960        4.8951        4.8956         4.8950           4.8952
                  100.4813           4.8879          4.8879        4.8870        4.8875         4.8869           4.8871
                  100.5438           4.8799          4.8799        4.8788        4.8794         4.8787           4.8789
                  100.6063           4.8718          4.8718        4.8707        4.8713         4.8706           4.8708
                  100.6688           4.8638          4.8638        4.8625        4.8632         4.8624           4.8627
                  100.7313           4.8558          4.8558        4.8544        4.8552         4.8543           4.8546
                  100.7938           4.8477          4.8477        4.8463        4.8471         4.8461           4.8465
                  100.8563           4.8397          4.8397        4.8382        4.8390         4.8380           4.8384
                  100.9188           4.8317          4.8317        4.8301        4.8310         4.8299           4.8303
                  100.9813           4.8237          4.8237        4.8219        4.8229         4.8218           4.8222
                  101.0438           4.8157          4.8157        4.8138        4.8149         4.8137           4.8141
                  101.1063           4.8077          4.8077        4.8058        4.8068         4.8056           4.8060
                  101.1688           4.7997          4.7997        4.7977        4.7988         4.7975           4.7979
----------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                           9.96            9.96          9.80          9.88           9.79             9.82
MOD DURATION @ 100.5438                7.70            7.70          7.60          7.65           7.59             7.61
FIRST PRIN                       07/12/2015      07/12/2015    05/12/2015    06/12/2015     05/12/2015       05/12/2015
LAST PRIN                        07/12/2015      07/12/2015    06/12/2015    07/12/2015     05/12/2015       06/12/2015
PAYMENT WINDOW                            1               1             2             2              1                2
USD SWAP SPREAD @ 100.5438               30              30            30            30             30               30

PREPAY                              (!YM) CPR 100           CPR 100        CPR 0               CPR 0       CPR 0
DEFAULT                              CDR 0  24
                                     6
ADVANCES                             YES
RECV MNTH                            12
RECV DISTR                           100 1
LOSSES                               0.35
BALL EXT                                                            12 MOS            24 MOS            36 MOS
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PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------------

                   99.9188                4.9606             4.9606           4.9613             4.9619         4.9623
                   99.9813                4.9524             4.9524           4.9538             4.9548         4.9556
                  100.0438                4.9442             4.9443           4.9463             4.9477         4.9490
                  100.1063                4.9361             4.9361           4.9387             4.9407         4.9423
                  100.1688                4.9279             4.9280           4.9312             4.9336         4.9357
                  100.2313                4.9198             4.9198           4.9237             4.9266         4.9290
                  100.2938                4.9116             4.9117           4.9162             4.9196         4.9224
                  100.3563                4.9035             4.9035           4.9087             4.9126         4.9158
                  100.4188                4.8953             4.8954           4.9012             4.9055         4.9092
                  100.4813                4.8872             4.8873           4.8937             4.8985         4.9025
                  100.5438                4.8791             4.8792           4.8862             4.8915         4.8959
                  100.6063                4.8709             4.8711           4.8788             4.8845         4.8893
                  100.6688                4.8628             4.8630           4.8713             4.8775         4.8827
                  100.7313                4.8547             4.8549           4.8638             4.8705         4.8761
                  100.7938                4.8466             4.8468           4.8564             4.8635         4.8695
                  100.8563                4.8385             4.8387           4.8489             4.8565         4.8629
                  100.9188                4.8304             4.8306           4.8415             4.8496         4.8564
                  100.9813                4.8224             4.8225           4.8340             4.8426         4.8498
                  101.0438                4.8143             4.8145           4.8266             4.8356         4.8432
                  101.1063                4.8062             4.8064           4.8192             4.8287         4.8366
                  101.1688                4.7981             4.7984           4.8117             4.8217         4.8301
----------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                                9.84               9.85            10.96              11.96          12.96
MOD DURATION @ 100.5438                     7.62               7.63             8.28               8.84           9.37
FIRST PRIN                            05/12/2015         05/12/2015       07/12/2016         07/12/2017     07/12/2018
LAST PRIN                             06/12/2015         06/12/2015       07/12/2016         07/12/2017     07/12/2018
PAYMENT WINDOW                                 2                  2                1                  1              1
USD SWAP SPREAD @ 100.5438                    30                 30               27                 24             22


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sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have
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